                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Intelligent Systems Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           (INTELLIGENT SYSTEMS LOGO)

                              4355 SHACKLEFORD ROAD
                             NORCROSS, GEORGIA 30093

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         YOU ARE INVITED TO attend the Annual Meeting of Shareholders of Intelligent Systems Corporation on Thursday, May 17, 2001 at 4:00 p.m., local time, at our offices at 4355 Shackleford Road, Norcross, Georgia. At the Annual Meeting, shareholders will consider and vote on:

         1. The election of one director to the Board of Directors to serve until the 2004 Annual Meeting;

         2. An amendment to the Articles of Incorporation to effect a reverse stock split; and

         3. Other matters that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on Friday, April 6, 2001 will receive the notice and be entitled to vote at the meeting or any adjournment thereof.

         A Proxy Statement and a proxy solicited by the Board of Directors are enclosed with this mailing. To ensure a quorum for the meeting, please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may revoke your proxy and vote in person. Our 2000 Annual Report to Shareholders is enclosed.


                                       By order of the Board of Directors,



                                       /s/ BONNIE L. HERRON
                                       -----------------------------------------
                                       BONNIE L. HERRON
                                       Secretary


April 17, 2001

             PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY
                       SO THAT YOUR VOTE MAY BE RECORDED.

                           (INTELLIGENT SYSTEMS LOGO)

                              4355 SHACKLEFORD ROAD
                             NORCROSS, GEORGIA 30093

                                 PROXY STATEMENT

         FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 17, 2001

         We are sending this Proxy Statement to the shareholders of Intelligent Systems Corporation in connection with the solicitation of proxies by the Board of Directors to be voted at the 2001 Annual Meeting of Shareholders of Intelligent Systems Corporation and any adjournment thereof. The Annual Meeting will be held on May 17, 2001 at our corporate offices located at 4355 Shackleford Road, Norcross, Georgia at 4:00 p.m. local time. We expect to mail this Proxy Statement and the accompanying proxy to shareholders on or about April 17, 2001. Only one annual report and proxy statement will be delivered to multiple shareholders who share the same address unless you request additional copies. We will provide additional copies if you write to the Secretary of the company and request additional copies at 4355 Shackleford Road, Norcross, Georgia 30093 or if you call the secretary of the company at (770) 381-2900. You may contact us at this address and telephone number to either specify that you wish to receive separate copies in the future or, if you are already receiving separate copies, to request only a single copy in the future.

                                     VOTING

GENERAL

         The securities that can be voted at the Annual Meeting consist of common stock of Intelligent Systems Corporation, $.01 par value per share. Each share entitles its owner to one vote on each matter submitted to the shareholders. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on Friday, April 6, 2001. On that date, we had outstanding and entitled to vote 5,623,754 shares of common stock with each share entitled to one vote.

QUORUM

         A majority of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. We will treat shares that are withheld or abstain from voting as present at the Annual Meeting for purposes of determining a quorum.

PROXIES

         At the Annual Meeting, the persons named as proxies will vote all properly executed proxy cards delivered in connection with this solicitation and not revoked in accordance with the directions given. Shareholders should specify their choices with regard to the proposal to be voted upon on the accompanying proxy card. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTER TO BE VOTED UPON, THEN THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" THE REVERSE STOCK SPLIT. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

         You may revoke your proxy card delivered in connection with this solicitation at any time by:

- giving written notice to the Secretary of the company at 4355 Shackleford Road, Norcross, Georgia 30093, or

-        executing and delivering to the Secretary a later dated proxy, or

-        voting in person at the Annual Meeting

         You cannot revoke your proxy as to any matter upon which, prior to such revocation, a vote has been cast in accordance with the authority conferred by such proxy.

         We will pay all expenses incurred in connection with the solicitation of proxies. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. We may solicit proxies by mail, telephone and personal contact by directors, officers, and employees of the company without additional compensation.

PRINCIPAL SHAREHOLDERS, DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

      The following table contains information concerning the only persons who are known to us to be beneficial owners of more than 5 percent of our common stock as of March 15, 2001, and the ownership of our common stock as of that date by each director, each executive officer named in the Summary Compensation Table and by all directors and officers as a group.

                                                                                          SHARES           PERCENT
                                                                                       BENEFICIALLY          OF
BENEFICIAL OWNER                               ADDRESS                                    OWNED            CLASS(a)
----------------------------------------------------------------------------------------------------------------------
J. Leland Strange                              4355 Shackleford Road                     1,218,203(b)         21.7%
   Chairman of the Board, President, CEO       Norcross, GA  30093

Wallace R. Weitz & Company(c)                  1125 South 103rd St., Suite 600             548,000             9.7%
                                               Omaha, NE 68124

Donald A. McMahon                                                                            1,500               *
   Director

James V. Napier                                                                             11,100               *
   Director

John B. Peatman                                                                              1,280               *
   Director

Parker H. Petit                                                                             14,200               *
   Director

Francis A. Marks                                                                           175,000             3.1%
   Vice President

Bonnie L. Herron                                                                           149,557             2.7%
   Vice President, Chief Financial Officer
   and  Corporate Secretary

All Directors and Executive Officers                                                     1,702,840(d)         30.2%
   as a Group (8 persons)

a. Except as otherwise noted, percentage is determined on the basis of 5,623,754 shares of common stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13 d - 3 (d) (1) of the Securities Exchange Act of 1934, as amended. An asterisk indicates beneficial ownership of less than 1 percent.

b. Includes 130,104 shares owned by Jane H. Strange, Mr. Strange's wife. Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, deems Mr. Strange to be the beneficial owner of such shares owned by his wife. Mr. Strange disclaims any beneficial interest in the shares.


c. In a Schedule 13G filed February 2, 2001, Wallace R. Weitz and Company, an Investment Advisor registered under Section 203 of the Investment Advisers Act of 1940, reported beneficial ownership of 548,000 shares of common stock, of which the firm has the sole power to vote and to dispose of all of such 548,000 shares.


d. Includes 19,014 shares reserved for issuance to an executive officer pursuant to stock options that were exercisable at March 15, 2001 or within sixty days of such date which are deemed beneficially owned by such person pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended.

ADDITIONAL INFORMATION

         Any record or beneficial owner of our common stock as of April 6, 2001 may request a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2000, including financial statements and schedules. Any request for the Form 10-K should be in writing addressed to: Bonnie L. Herron, Intelligent Systems Corporation, 4355 Shackleford Road, Norcross, Georgia 30093. If the person requesting the Form 10-K is not a shareholder of record on April 6, 2001, the person must state that he or she is a beneficial owner of common stock of the company on that date. We will provide copies of any exhibits to the Form 10-K upon request and upon the payment of our expenses in furnishing such exhibits.

                 PROPOSAL NO. 1 -- THE ELECTION OF ONE DIRECTOR

NOMINEE

         At the Annual Meeting of Shareholders, shareholders will elect one director to the Board of Directors to serve a three-year term until the 2004 Annual Meeting of Shareholders. The other directors' terms expire at the Annual Meeting of Shareholders listed below for each category of directors or until their earlier death, resignation or removal from office. Directors are elected by a plurality of the shares present and voting at the meeting. A "plurality" means that the individual who receives the largest number of votes cast is elected as director up to the maximum number of directors to be chosen at the meeting. Therefore, shares that are withheld or abstain from voting will have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card "FOR" the nominees.

         If the nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for another person designated by the Board of Directors as substitute nominee, but in no event will the proxy be voted for more than one nominee. The Board of Directors has no reason to believe that the nominee will not serve if elected.

         The Board of Directors has nominated the person named below to serve as director of the company. The nominee is currently a director of the company. The nominee and other directors gave us the following information concerning their current age, other directorships, positions with the company, principal employment and shares of our common stock beneficially owned as of March 15, 2001.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE NOMINEE LISTED BELOW AS DIRECTOR OF THE COMPANY.


                                                                                           SHARES OF COMMON STOCK
                                                                                             BENEFICIALLY OWNED
          NAME                  AGE              POSITION/PRINCIPAL OCCUPATION               (PERCENT OF CLASS)
---------------------------------------------------------------------------------------------------------------------
INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2004 ANNUAL MEETING
   John B. Peatman(2)            66    Director, Professor of Electrical Engineering            1,280        *
                                       at Georgia Institute of Technology
NOMINEE FOR ELECTION TO SERVE UNTIL THE 2003 ANNUAL MEETING
   James V. Napier(1)(2)         64    Director, former Chairman of the Board of               11,100        *
                                       Scientific-Atlanta, Inc.
   J. Leland Strange             59    Director, Chairman of the Board, President,          1,218,203     21.7%
                                       Chief Executive Officer
INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2002 ANNUAL MEETING
   Donald A. McMahon(1)(2)       70    Director, Retired                                        1,500        *
   Parker H. Petit(1)            61    Chairman, President and Chief Executive Officer         14,200        *
                                       of Matria Healthcare, Inc.


 *     Less than one percent.
(1)    Audit committee
(2)    Compensation committee

         Mr. McMahon has served as a director since 1981. He retired in 1984 from the position of President and Chief Executive Officer of Royal Crown Companies and serves as a director of Richton International Inc.

         Mr. Napier has served as a director since 1982. Mr. Napier served as Chairman of the Board of Scientific-Atlanta, Inc., a firm involved in cable television electronics and satellite-based communication networks, from 1993 until his retirement in November 2000. He serves as a director of Scientific-Atlanta, McKesson H.B.O.C., Vulcan Materials Company, Engelhard Corporation, Personnel Group of America, Inc. and Westinghouse Air Brake Company.

         Dr. Peatman has served as a director since 1979 and has been a Professor of Electrical Engineering at the Georgia Institute of Technology since 1964.

         Mr. Petit has served as a director since 1996. Mr. Petit has served as Chairman, President and CEO of Matria Healthcare, Inc., an obstetrical home care and maternity management services company since March 1996. Mr. Petit was founder and Chairman of the Board of Directors of Healthdyne, Inc., Matria's predecessor, from 1970 to March 1996. He also serves as Chairman of the Board of Directors of Healthcare.com, Inc. and as a director of Healthdyne Information Enterprises, Inc. and Logility, Inc.

         Mr. Strange has served as President since 1983 and Chief Executive Officer and Chairman of the Board of Directors since 1985.

         There are no family relationships among any of the company's directors and executive officers.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met four times during the year ended
December 31, 2000, and acted by unanimous consent one time. The Board of Directors has established an audit committee, a compensation committee, and a plan committee, but has no nominating committee. The Audit Committee of the Board of Directors, which met once during the last fiscal year, consists of Messrs. McMahon, Napier and Petit. The Audit Committee recommends the appointment of our company's independent auditors, meets with the independent auditors to review their report on the financial operations of the company and carries out a number of other responsibilities, as outlined in the Audit Committee Charter. The Board has a Compensation Committee consisting of Messrs. McMahon, Napier and Peatman which met once during the last year. The Compensation Committee reviews and makes recommendations concerning the appropriate compensation level for the officers of the company and any changes in the company's various benefit plans. The Plan Committee, which met once in 2000, is responsible for administering the 1991 Stock Option Plan. The Plan Committee has the same members as the Compensation Committee. All directors attended all of the meetings of the Committees of the Board on which they serve and all of the meetings of the Board of Directors.

EXECUTIVE OFFICERS

         The following information is provided about our non-director executive officers as of February 28, 2001.

NAME                                           AGE        POSITION/PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------
J. William Goodhew, III                        63         Vice President
Bonnie L. Herron                               53         Vice President, Chief Financial Officer and Secretary
Francis A. Marks                               67         Vice President

         Mr. Goodhew joined the company in January 1997 as Vice President. He was President of Peachtree Software, Inc. from 1985 through 1996. He is former Chairman of the Board of Navision Software A/S and serves as director of Ross Systems, Inc.

         Mr. Marks joined the company in May 1982 as Vice President of Product Line Programs after 26 years with IBM Corporation in a variety of managerial and executive positions. He was appointed Vice President in 1983 and also serves as President of our ChemFree subsidiary.

         Ms. Herron joined the company in 1982 as Director of Planning at one of our subsidiaries and subsequently at the corporate level. She was elected Corporate Secretary in 1987, Vice President in 1990, and Chief Financial Officer in 1999.

         The Board of Directors elects the executive officers to serve until they are removed, replaced or resign.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION
-------------------------------------------------------------------------------------------------------------------
             (a)                     (b)               (c)                    (d)                     (e)
                                                                                                  Other Annual
Name and Principal Position         Year              Salary                 Bonus                Compensation
                                                        $                      $                       $
-------------------------------------------------------------------------------------------------------------------
J. Leland Strange                   2000              239,423               150,000                 485,226(1)(2)
  President & CEO                   1999              194,726                    --                   1,974(1)
                                    1998              218,932                    --                   2,344(1)

Francis A. Marks                    2000              130,000                 2,500                  55,133(1)(3)
  Vice President                    1999              130,040                 2,500                   1,950(1)
                                    1998              126,437                47,832                   2,320(1)

Bonnie L. Herron                    2000              122,519                25,000                  55,099(1)(3)
  Vice Pres., CFO & Secretary       1999              103,297                    --                   1,600(1)
                                    1998               96,028                 4,783                   1,484(1)

(1) Includes matching contributions by the company to the respective accounts of the executive officers pursuant to the terms of our Tax-Deferred Savings and Protection Plan (the "401(k) Plan"). Such amounts are fully vested.
(2) Includes $482,500 non-cash compensation representing the difference between the market price and the exercise price of non-qualified stock options on the date of exercise.
(3) Includes $53,333 non-cash compensation representing the difference between the market price and the exercise price of non-qualified stock options on the date of exercise.

AGGREGATED OPTION EXERCISES AND YEAR-END VALUES TABLE

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------
           (a)                    (b)                (c)                    (d)                       (e)

                                                                   Number of Unexercised      Value of Unexercised
                                                                         Options at         In-the-Money Options at
                                                                           FY-End                    FY-End
                            Shares Acquired         Value               Exercisable/              Exercisable/
Name                          on Exercise         Realized(*)          Unexercisable             Unexercisable

                                   #                  $                      #                         $
---------------------------------------------------------------------------------------------------------------------
J. Leland Strange               230,000            482,500                 - 0 -                     - 0 -

Francis A. Marks                170,000            378,750                 - 0 -                     - 0 -

Bonnie L. Herron                170,000            378,750                 - 0 -                     - 0 -

* Based on the difference between the exercise price and the closing price per share of $3.75 on the date of exercise, January 5, 2000.

COMPENSATION OF DIRECTORS

         Non-employee directors earn $8,000 per year plus a fee of $2,000 per meeting day. Total compensation is capped at $16,000 annually. Effective
January 1, 1992, the company adopted the Outside Directors' Retirement Plan which provides for each non-employee director, upon resignation from the Board after reaching the age of 65, to receive a lump sum cash payment equal to $5,000 for each full year of service as a director of the company (and its predecessors and successors) up to $50,000. Effective August 22, 2000, the company adopted the Non-Employee Director Stock Option Plan which provides for an initial grant to each director of 5,000 options to purchase common stock of the company and annual grants of 4,000 options on the date of each subsequent Annual Meeting. Options are granted at fair market value on the date of grant.

CHANGE-IN-CONTROL ARRANGEMENTS

         Effective January 1, 1992, we adopted the Change in Control Plan for Officers so that if control of the company changes in the future, management would be free to act on behalf of the company and its shareholders without undue concern for the possible loss of future compensation. A "change in control" means either: (i) the accumulation by an unrelated person of beneficial ownership of more than 25 percent of the company's common stock, (ii) the sale of all or substantially all of the company's assets to an unrelated person, in a merger or otherwise, or (iii) a change of control within the meaning of the rules promulgated by the Securities and Exchange Commission.

         Under the Change in Control Plan, if the employment of an officer of the company terminates for any reason within 12 months of a change in control, the officer would receive a lump sum cash payment in an amount equal to twice the total of (i) such officer's base annual salary at the time of termination,
(ii) the cash value of annual benefits, and (iii) such officer's bonus for the most recent year, if any. Additionally, upon a change in control, all options shall vest and the exercise period for all options becomes the longer of (i) one year after the date of termination or (ii) the exercise period specified in the officer's option agreement. The right to such benefits would lapse one year after the occurrence of the last change in control event to occur if there were no actual termination during that period. Currently, J. Leland Strange, Francis
A. Marks and Bonnie L. Herron are the only officers designated by the Board to participate in the Change in Control Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors reviews and approves compensation paid by the company to its executive officers. The Compensation Committee reviews compensation of the executive officers annually, with input from the Chief Executive Officer. The 1991 Stock Plan Committee is responsible for administering the 1991 Stock Incentive Plan, including selecting individuals who will receive stock option grants and determining the timing, pricing and amounts of the options granted. The Plan Committee reviewed and granted stock options to executive officers in 1991, 1995 and 1996. Both committees are comprised of three non-employee directors of the company.

         The Securities and Exchange Commission requires that all compensation committees discuss how the companies that they serve intend to deal with the cap on the deductibility of compensation over $1 million for proxy-named executive officers. Given our current level of executive compensation, it is not necessary to consider this issue.

         The basic goal of our compensation program for executive officers is to:

         -        fairly compensate executive officers in line with their
                  responsibilities and contribution to the company
         -        reward management for achievement of financial or other
                  measurable goals of the company and specified subsidiaries, where the contribution of the executive can be tied to operations under his/her control
         - align management's compensation with shareholder interests as measured by stock price appreciation

         The compensation of executive officers consists of a base salary, a cash incentive and long-term compensation consisting of previously granted stock options. Because the company does not have readily identifiable comparative companies, the Compensation Committee determines the base salary. The Committee intends the base salary to be in the median range for persons with similar experience and scope of responsibility. The Committee considers a number of subjective factors including the nature, scope and variety of responsibilities of each executive as well as the company's financial results and condition. The Committee considers an individual executive's performance in a variety of functions which may include line responsibility for established as well as start-up companies, corporate development activities (including acquisitions and investments), completion of significant transactions, contribution to and management of the company's minority-owned businesses and other corporate functions.

         Cash incentives are earned by the named executives based on achievement of specified goals of the company as a whole or those subsidiaries or projects for which the named executive has management responsibility.

         Our long-term incentive compensation plan is based on the 1991 Stock Incentive Plan which is designed to reward executives for increases in the market price of our stock, thus linking the interest of executives and shareholders. The Plan Committee, in its sole discretion, grants options to those individuals whose contribution is most likely to have an impact on our overall performance and price of the company's common stock. The Committee intends for the number of options granted to an individual executive to provide an adequate financial incentive over a three to five year time frame and to provide the executives with an equity interest in the company. The number of options granted to an executive officer depends upon a subjective evaluation of the individual's contribution to the company. The Committee did not award any options to executives in the three years ended December 31, 2000.

         It is our policy to provide executives with the same benefits provided to all other employees with respect to medical, dental, life insurance and 401(k) plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee reviews the compensation of the Chief Executive Officer annually. Mr. Strange, the largest shareholder of the company, does not have an employment agreement with the company. Since there have not been directly comparable peer group companies, the Committee considers a number of subjective factors in setting Mr. Strange's compensation. Some factors considered are the nature, scope and variety of his responsibilities; his contribution to increasing the value of the company's majority and minority-owned companies; the trading price of our common stock and the company's financial results and condition. The Compensation Committee believes Mr. Strange's compensation is appropriate in consideration of the scope of his position and the performance of the company. In late 1998, Mr. Strange had voluntarily asked the Board to reduce his base salary by approximately 13 percent effective in January 1999. In March 2000, the Board increased Mr. Strange's annual salary to better align it with prevailing market rates, the scope of his responsibilities, and the value of his contribution to the company's operations and affiliate companies. Mr. Strange earned a bonus of $150,000 in 2000 based on the successful sale of an affiliate company, Risk Laboratories, which resulted in a gain of $8.6 million on the transaction. Mr. Strange was awarded stock options in 1991 and 1996 under the same conditions as described above for all executive officers. In determining the number of options granted, the Plan Committee considered his base salary, the number of shares owned by Mr. Strange, and the number of options granted to other executives. The Plan Committee believes the options provide a reasonable financial incentive and directly tie increases in Mr. Strange's total compensation to increases in shareholder value.

               COMPENSATION COMMITTEE            PLAN COMMITTEE
               Donald A. McMahon                 Donald A. McMahon
               James V. Napier                   James V. Napier
               John B. Peatman                   John B. Peatman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. McMahon, Napier and Peatman served as members of the Compensation Committee and the Plan Committee in 2000. None of these individuals is a present or former officer or employee of the company.

AUDIT COMMITTEE REPORT

         In fiscal 2000, the Audit Committee prepared and recommended for adoption by the Board of Directors the Audit Committee Charter, which meets the revised requirements of The American Stock Exchange ("AMEX") issued in 2000. The Audit Committee considered and included in the Audit Committee Charter many of the recommendations of the 1999 Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, sponsored by the New York Stock Exchange and the National Association of Securities Dealers. The Audit Committee Charter is attached as Appendix A to this proxy statement. The Audit Committee Charter includes organization and membership requirements, a statement of policy and the Committee's authority and responsibilities. All members of the Audit Committee currently meet the independence and qualification standards set forth in the AMEX listing standards.

         Management is responsible for our company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is generally to monitor and oversee these processes, as described in the Audit Committee's Charter. During fiscal year 2000, among its other activities, the Audit Committee:

- reviewed and discussed with management and the independent auditors the audited financial statements of the company as of December 31, 2000 and for the year then ended
- discussed with the independent auditors the matters required to be discussed by auditing standards generally accepted in the United States
- received from the independent auditors written affirmation of their independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the firm's independence

     Based upon the review and discussion summarized above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                       AUDIT COMMITTEE
                                       James V. Napier (Chair)
                                       Parker H. Petit
                                       Donald A. McMahon

               PROPOSAL NO. 2 --TO AMEND ARTICLES OF INCORPORATION
                          TO EFFECT REVERSE STOCK SPLIT

GENERAL


         On March 29, 2001, our Board of Directors approved, and recommended that shareholders approve, an amendment to Article II of our Articles of Incorporation (the "Amendment") to effect a reverse stock split (the "Reverse Split") of the company's common stock (of which 5,623,754 shares were issued and outstanding as of the close of business on the Record Date), whereby we would issue one new share of common stock in exchange for not less than two nor more than four shares of outstanding common stock. The Amendment also would reduce proportionately the number of authorized shares of common stock. If approved, the Amendment would be effective at the close of business on the date Articles of Amendment (the "Articles of Amendment") are filed with the Secretary of State of the State of Georgia (the "Effective Date"). The complete text of the Articles of Amendment that would be filed in the office of the Secretary of State of the State of Georgia to effect the Reverse Split is set forth in Appendix B to this Proxy Statement. The text of the Articles of Amendment is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Georgia and as the company's Board of Directors deems necessary and advisable to effect the Reverse Split in the range described above and the proportionate reduction in the number of authorized shares of common stock.


EFFECT OF REVERSE SPLIT

         If the shareholders approve the Amendment at the Annual Meeting, the Board of Directors, in its discretion, will determine the appropriate number of outstanding shares of common stock (the "Reverse Split Number") to be exchanged for a single new share of common stock in the Reverse Split. The Reverse Split Number will be from two to four, inclusive. The actual Reverse Split Number will be determined in a manner that takes into consideration the factors described under the subheading "Purpose of the Proposed Reverse Split" and the prevailing market price of our common stock immediately prior to the Reverse Split.

         Upon the Effective Date, each fixed number of shares of common stock of the company ("Old Common Stock") equal to the Reverse Split Number issued and outstanding will be combined, reclassified and changed into one fully paid and non-assessable share of common stock ("New Common Stock"). Each holder of record of a certificate representing shares of Old Common Stock will be entitled to receive, upon surrender of such certificate, a certificate representing the number of whole shares of New Common Stock to which the holder is entitled pursuant to the Reverse Split. Any certificates for shares of Old Common Stock not so surrendered shall be deemed to represent one share of New Common Stock for each such fixed number of shares equal to the Reverse Split Number of Old Common Stock previously represented by such certificate. No fractional shares of common stock or scrip representing fractional shares will be issued as a result of the Reverse Split. Although the absolute number of shares owned by each shareholder will be reduced as a result of the Reverse Split, each such shareholder's voting rights and pro rata equity interest in the company and its shares of outstanding common stock will not be reduced, except for possible immaterial changes due to the company's purchase of fractional shares as described below.

         The Reverse Split also will effect a reduction in the aggregate number of shares of common stock reserved for issuance upon exercise of options to purchase the company's common stock. Each outstanding option will automatically become an option to purchase the number of shares subject to the option immediately prior to the Reverse Split divided by the Reverse Split Number, and the exercise price will be proportionately adjusted to reflect the Reverse Split. In addition, the shares available for issuance under the company's stock option plan will be reduced to reflect the Reverse Split, and the other relevant terms and provisions of the company's stock option plan will be appropriately adjusted.

         The Reverse Split will reduce the number of issued and outstanding shares of the company's common stock. Except for changes resulting from the receipt of cash in lieu of fractional shares as described below, the Reverse Split will not change the equity interests of the shareholders in the company and will not affect the relative rights of any shareholder or result in a dilution or diminution of any shareholder's proportionate interest in the company. Based on the modest size of the reverse split, Management does not believe, nor does it intend, that the Reverse Split will result in a significant number of shareholders being "cashed out" or otherwise eliminated as a shareholder by virtue of holding less than one share after the Reverse Split.

         The Amendment to effect the Reverse Split if approved will also reduce the number of shares of common stock that the company is authorized to issue to a round number equal to the number of shares of common stock currently authorized (20,000,000) divided by the Reverse Split Number. The Amendment will not affect or reduce the number of shares of Special Stock, which we are authorized to issue. Presently we are authorized to issue 2,000,000 shares of Special Stock.

         If adopted, the Amendment will not affect the $.01 par value of the company's common stock; however, an amount equal to the difference between the aggregate par value of the Old Common Stock and the aggregate par value of the New Common Stock will be transferred for financial accounting purposes from the company's common stock account to the company's additional paid-in capital account.

FRACTIONAL SHARES

         Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of Old Common Stock that is not evenly divisible by the Reverse Split Number will be entitled, upon surrender of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of New Common Stock on the Effective Date as reported on The American Stock Exchange. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights, except to receive payment therefore as described above.

PURPOSE OF THE PROPOSED REVERSE SPLIT

         The Board of Directors believes that the Reverse Split should enhance the acceptability of the company's common stock to the financial community and the investing public. The common stock has been trading at a price between $3.00 and $4.00 per share for a number of months. With the shares trading in such a range, small moves in absolute terms in the price-per-share of common stock translate into disproportionately large swings in the price on a percentage basis, and these swings tend to bear little relationship to the financial condition and results of the company. Many leading brokerage firms are reluctant to recommend low-priced stocks to their clients. Moreover, various regulations and policies restrict the ability of shareholders to borrow against or "margin" low-priced stock and declines in the stock price below certain levels may trigger unexpected margin calls. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in an individual shareholder paying transaction costs that represent a higher percentage of total share value than would be the case if the company's share price were higher. This factor may also limit the willingness of institutions to purchase the company's stock. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint.

         In the Board's view, these factors have contributed to relatively low level of interest in the company on the part of investment analysts, brokers and professionals, and individual investors, which tends to depress the market for the common stock. The Board has thus proposed the Reverse Split as a means of increasing the per-share market price of the common stock in the hope that these problems will thereby be addressed. The decrease in the number of shares of common stock outstanding as a consequence of the proposed Reverse Split should increase the per share price of the common stock and may encourage greater interest in the common stock and possibly promote greater liquidity for the company's shareholders. However, the increase in the per share price of the common stock as a consequence of the proposed Reverse Split may be proportionately less than the decrease in the number of shares outstanding. In addition, any increased liquidity due to any increased per share price could be partially or entirely offset by the reduced number of shares outstanding after the proposed Reverse Split. Moreover, the Reverse Split is expected to increase the number of "odd-lot" common stockholdings (i.e., holdings of a number of shares that are not divisible by 100), which may be more difficult to sell and may also result in increased selling costs. Nevertheless, the proposed Reverse Split could result in a price per share that adequately compensates for the adverse impact of the market factors noted above. There can, however, be no assurance that the market price of the common stock after the proposed Reverse Split will increase in direct proportion to the ratio of the Reverse Split (e.g., a 1:3 Reverse Split may not result in an increase in the pre-Reverse Split market price by a multiple of three), or that such price will either exceed or remain in excess of the current market price.

PROCEDURE FOR IMPLEMENTING THE REVERSE SPLIT

         If the shareholders approve the Amendment at the Annual Meeting, the Board, in its discretion, will determine as soon as practicable the Reverse Split Number. The Articles of Amendment will become effective upon the close of business on the date we file the Articles of Amendment with the Secretary of State of the State of Georgia. Currently, management intends to effect the Reverse Split as soon as practicable subsequent to receiving the requisite shareholder approval. The Board expects that the filing will be made on or about May 17, 2001. The company expects to notify shareholders of the effectiveness of the Reverse Split and the Reverse Split Number by a press release. Each shareholder of record as of the close of business on the Effective Date will be entitled to receive, upon surrender of a certificate of shares of Old Common Stock, a new stock certificate representing the number of whole shares of the company's New Common Stock to which the holder shall be entitled pursuant to the Reverse Split. For example, if the Reverse Split Number determined by the Board is three and a shareholder owned 300 shares of the company's Old Common Stock on the Effective Date, upon surrender of the certificate for 300 shares, the company would mail to the shareholder a share certificate for 100 shares of the company's New Common Stock. Any certificates for shares of Old Common Stock not so surrendered after the Effective Date shall be deemed to represent one share of New Common Stock for each such fixed number equal to the Reverse Split Number of Old Common Stock previously represented by such certificate. Holders of fractional share interests will be entitled to receive cash in lieu of fractional shares as described above. The company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Shortly after the Effective Date, each holder of an outstanding certificate theretofore representing shares of Old Common Stock will receive from the Exchange Agent instructions for the surrender of such certificate to the Exchange Agent. No new certificates or cash in lieu of fractional shares will be issued to a shareholder until such shareholder has surrendered to the Exchange Agent such shareholder's outstanding certificates together with a properly completed and executed letter of transmittal. Stockholders should not destroy any stock certificate and should not submit any certificate until requested to do so by the company or the Exchange Agent.

REQUIRED VOTE

         Under Georgia law, shareholders holding a majority of the shares of our common stock that are outstanding and entitled to vote, whether or not represented in person or by proxy at the annual meeting, must vote in favor of the proposed Reverse Split. As a result, abstentions and broker non-votes are equivalent to a vote against the proposed Reverse Split.

NO APPRAISAL RIGHTS

         Under Georgia law, shareholders of the company are not entitled to appraisal rights with respect to the proposed Reverse Split.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion generally describes certain federal income tax consequences of the proposed Reverse Split to shareholders of the company. The following does not address any foreign, state, local tax or minimum income or other federal tax consequences of the proposed Reverse Split. Moreover, the federal income tax consequences of the Reverse Split will vary among shareholders. In addition, the actual consequences for each shareholder will be governed by the specific facts and circumstances pertaining to such shareholder's acquisition and ownership of the common stock. Thus, the company makes no representations concerning the tax consequences for any of its shareholders and recommends that each shareholder consult with his own tax advisor concerning the tax consequences of the Reverse Split, including federal, state and local or other income tax. The company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Split. However, the company believes that, because the Reverse Split is not part of a plan to periodically increase a shareholder's proportionate interest in the assets or earnings and profits of the company, the proposed Reverse Split will have the following income tax effects:

1. A shareholder will not recognize taxable gain or loss as a result of the Reverse Split, except to the extent a shareholder receives cash in lieu of fractional shares. Cash payments in lieu of a fractional share of New Common Stock should be treated as if the fractional share were issued to the shareholder and then redeemed by the company for cash. Generally, a shareholder receiving such payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder's basis in the fractional share. Such gain or loss generally will be capital gain or loss.

2. In the aggregate, the shareholder's basis in New Common Stock will equal his basis in the shares of Old Common Stock exchanged therefore (but not including the basis allocated to a fractional share for which the shareholder is entitled to receive cash), and such shareholder's holding period for New Common Stock will include the holding period for Old Common Stock exchanged therefore if the shares of Old Common Stock were capital assets in the hands of such shareholder.

3. The proposed Reverse Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and the company will not recognize any gain or loss as a result of the Reverse Split.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT THE REVERSE SPLIT AND TO REDUCE PROPORTIONATELY THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                PERFORMANCE GRAPH

         The following line graph compares the cumulative total shareholder return on our common stock, based on the market price of our common stock together with dividends paid to holders of our common stock, with the cumulative total return of the companies on the AMEX Market Value Index and the S&P Technology Sector Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
         AMONG INTELLIGENT SYSTEMS, THE S&P TECHNOLOGY SECTOR INDEX AND
                           THE AMEX MARKET VALUE INDEX

                                                                  Cumulative Total Return
                                      ---------------------------------------------------------------------------------
                                       12/95          12/96          12/97          12/98          12/99          12/00
INTELLIGENT SYSTEMS CORPORATION       100.00         141.18         229.41          79.41         188.24         169.15
AMEX MARKET VALUE                     100.00         101.59         127.06         136.38         174.22         179.02
S & P TECHNOLOGY SECTOR               100.00         141.87         178.89         309.44         541.93         325.43

* $100 invested on 12/31/95 in stock or index - including reinvestment of dividends. Fiscal year ending December 31.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require our executive officers and directors and persons who own more than ten percent of our common stock, as well as certain affiliates of these persons, to file initial reports of ownership of our common stock and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. The Securities and Exchange Commission also requires executive officers, directors and persons owning more than ten percent of our common stock to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 2000, our executive officers, directors, and owners of more than ten percent of our common stock complied with all applicable filing requirements in a timely manner.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, Atlanta, Georgia, acted as our principal independent public accountants for the fiscal year ended December 31, 2000. We expect that representatives of Arthur Andersen LLP will be present at the shareholders' meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Board of Directors has not yet selected auditors for the current fiscal year ending December 31, 2001.

AUDIT FEES

         During the fiscal year ended December 31, 2000, the company was billed for an aggregate of $72,400 for services rendered by Arthur Andersen LLP, the company's independent auditor, for the audit of the annual financial statements and an aggregate of $10,200 for services rendered for reviewing the interim financial statements in the company's Forms 10-Q for the year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES

         During the fiscal year ended December 31, 2000, Arthur Andersen did not perform or bill the company for any services other than the audit services described above.

                              CERTAIN TRANSACTIONS

         In 1999, J. William Goodhew, Vice President of the company, invested $100,000 in Risk Laboratories, LLC, a business in which Intelligent Systems Corporation owned an equity interest. The terms of the transaction were negotiated between Mr. Goodhew and Risk Laboratories at arm's length on terms similar to those offered to other third parties. On March 21, 2000, as part of the transaction in which the company sold the majority of its interest in Risk Laboratories, Mr. Goodhew sold part of his interest for the same valuation as other shareholders of Risk Laboratories.

         On January 5, 2000, three officers of the company exercised stock options and issued to the company promissory notes in payment of the exercise price. J. Leland Strange, President and Chief Executive Officer of the company and the beneficial owner of greater than 5% of our common stock, exercised options to acquire 230,000 shares of common stock and issued the company a promissory note for $380,000 representing the total exercise price of the options. Bonnie L. Herron, Vice President and Chief Financial Officer, and Francis A. Marks, Vice President, each exercised options to acquire 170,000 shares of common stock and each issued the company a promissory note for $258,750 representing the total exercise price of their respective options. During 2000, the officers repaid part or all of their respective notes by selling to the company shares of common stock acquired on exercise of stock options. On April 7, 2000, Mr. Strange, Mr. Marks and Ms. Herron surrendered 46,769, 30,000 and 25,000 shares of common stock, respectively, to the company, which the company valued at $8.125 per share based on the fair market value of such shares on the date of sale. At December 31, 2000, the principal balance of the promissory notes of Mr. Strange, Mr. Marks and Ms. Herron are $0, $15,000 and $55,625, respectively. The original one-year term has been extended until December 31, 2001 for the outstanding notes. Each of the notes is secured by a pledge of the common stock acquired upon exercise of the option and bears interest at the rate of seven percent (7%) per annum.

               SHAREHOLDERS' PROPOSALS FOR ANNUAL MEETING IN 2002

         Shareholders intending to present proposals at the Annual Meeting of Shareholders in 2002 should submit these proposals to the Secretary of the company by certified mail, return receipt requested, at our offices in Norcross, Georgia on or before December 13, 2001 to be eligible for inclusion in the proxy statement and form of proxy for the Annual Meeting of Shareholders in 2002. Our bylaws contain an advance notice provision that states that, among other things, in order for business to be brought properly before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary of the company. To be timely under the Bylaws, a shareholder's notice must be received at our principal offices by December 13, 2001.

                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

         The Board of Directors is not aware of any matter other than those stated above that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.


                                       By order of the Board of Directors



                                       /s/ BONNIE L. HERRON
                                       -----------------------------------------
                                       BONNIE L. HERRON
                                       Secretary


Norcross, Georgia
April 17, 2001

                                   APPENDIX A

                         INTELLIGENT SYSTEMS CORPORATION
                             AUDIT COMMITTEE CHARTER

PURPOSE: The Audit Committee is a committee of the Board of Directors of Intelligent Systems Corporation. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Shareholders, the Securities and Exchange Commission, and others, the company's systems of internal controls which management and the Board have established, and the Audit Process.

RESPONSIBILITIES: In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the audit committee, the independent accountant and the Board of Directors.

2.       Annually review and update the Committee's charter as may be required.

3. Recommend to the Board the independent accountant's appointment and review and approve the discharge of the independent accountant.

4.       Confirm and assure the independence of the independent accountant.

5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

6. Consider, in consultation with the independent accountant and the company's financial management, the external audit scope and plan.

7. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

8.       Consider and review with the independent accountant:

         A.       The adequacy of the company's internal controls.
         B. The adequacy of the company's risk management and cost of insurance in connection thereto.
         C. Any significant findings and recommendations of the independent accountant together with management's responses thereto.

9. Meet with management and the independent accountants at the completion of the annual examination to review:

         A. The company's annual financial statements and footnotes, including their accuracy, completeness and overall quality.
         B. The independent accountant's audit of the financial statements and their report thereon.
         C. Any significant changes required in the independent accountant's audit plan.
         D. Any serious difficulties or disputes with management encountered during the course of the audit.
         E. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

10. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

11. On a quarterly basis, as necessary, review and discuss with the independent auditors any significant changes, transactions, events or changes in accounting estimates, if any.

12. Review with the independent accountant the results of their review of the company's monitoring compliance with the company's code of conduct when established by the company.

13. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

14. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

15. Report Committee actions to the full Board of Directors with such recommendations, as the Committee may deem appropriate.

16. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

17. The Committee shall meet at least one time per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

18. The Committee will perform such other functions as assigned by law, the company's charter or by-laws or the Board of Directors.


MEMBERSHIP:     The membership of the Audit Committee shall consist of at least three members, each of whom shall be independent members of the Board of Directors and financially literate. Furthermore, at least one member of the Audit Committee shall have accounting or related financial management experience. Members of the Audit
                Committee serve at the pleasure of the Board and Audit Committee members and the Committee chairman shall be designated by the full Board of Directors.

                                   APPENDIX B

         AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                         INTELLIGENT SYSTEMS CORPORATION

         1. The name of the Corporation is Intelligent Systems Corporation.

         2. Article II of the Corporation's Articles of Incorporation shall be amended by the addition of the following provision at the beginning of
Article II:

         "Simultaneously with the effective date of this amendment (the "Effective Date"), each [Reverse Split Number] shares of the Corporation's common stock, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall, automatically and without any action on the part of the holder thereof, be reclassified as and changed, pursuant to a reverse stock split (the "Reverse Stock Split"), into one share of the Corporation's outstanding common stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall thereupon be deemed for all corporate purposes to evidence ownership of New Common Stock in the appropriately reduced whole number of shares. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. In lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, the holder will receive a cash payment in U.S. dollars equal to such fraction multiplied by [Reverse Split Number] times the closing price of New Common Stock on the Effective Date as reported on The American Stock Exchange. If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation's transfer agent determines that a holder of Old Certificates has not surrendered all his certificates for exchange, the transfer agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which it was issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the stock transfer tax stamps to the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable. From and after the Effective Date, the amount of capital shall be represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified, until thereafter reduced or increased in accordance with applicable law. All references elsewhere in the Amended and Restated Articles of Incorporation to the "Common Stock" shall, after the Effective Date, refer to the `New Common Stock'."

         3. This amendment shall become effective upon the close of business on the date on which it is filed with the Secretary of State of the State of Georgia.


         4. The Board of Directors of Intelligent Systems Corporation approved the foregoing amendment on March 29, 2001 and recommended it to the shareholders of the corporation for approval. The shareholders approved the foregoing amendment at their annual meeting of shareholders held May 17, 2001 in accordance with the provisions of Section 1003 of the Georgia Business Corporation Code.

                           (INTELLIGENT SYSTEMS LOGO)

                            NOTICE OF ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                              4355 SHACKLEFORD ROAD
                                NORCROSS, GEORGIA

                             THURSDAY, MAY 17, 2001
                                    4:00 P.M.